UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 3, 2019 (June 28, 2019)

Granite Point Mortgage Trust Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38124	61-1843143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Bryant Park, Suite 2400A New York, NY 10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (212) 364-3200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	GPMT	New York Stock Exchange

 Item 1.01           Entry into a Material Definitive Agreement.

Master Repurchase Agreement Amendments

Wells Fargo Repurchase Facility

On June 28, 2019, GP Commercial WF LLC, a wholly-owned subsidiary of the Company, entered into an amendment (the “Wells Fargo Amendment”) of that certain previously disclosed Amended and Restated Master Repurchase Agreement and Securities Contract, dated as of May 9, 2018, with Wells Fargo Bank, National Association (“Wells Fargo”). The Wells Fargo Amendment extends the initial termination date of the Wells Fargo repurchase facility to June 28, 2021 and provides an option, subject to the terms and conditions of the Wells Fargo Agreement, to increase the maximum facility amount from $200 million to as much as $350 million.

JPMorgan Repurchase Facility

On June 28, 2019, TH Commercial JPM LLC, a wholly-owned subsidiary of the Company, entered into an amendment (the “JPMorgan Amendment”) to that certain previously disclosed Uncommitted Master Repurchase Agreement, dated as of December 3, 2015, with JPMorgan Chase Bank, National Association (“JPMorgan”). The JPMorgan Amendment extends the initial maturity date of the JPMorgan repurchase facility to June 28, 2022, adjusts the maximum facility amount to $350 million and provides an option, subject to the terms and conditions of the JPMorgan Agreement, to increase the maximum facility amount to as much as $500 million.

The foregoing descriptions of the Wells Fargo Amendment and the JPMorgan Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Wells Fargo Amendment and the JPMorgan Amendment, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1
Amendment Number One to the Amended and Restated Master Repurchase Agreement and Securities Contract, dated as of June 28, 2019, by and between Wells Fargo Bank, National Association and GP Commercial WF LLC

10.2	Amendment No. 2 to Master Repurchase Agreement, dated as of June 28, 2019, by and between JPMorgan Chase, National Association and TH Commercial JPM LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE POINT MORTGAGE TRUST INC.

	By:	/s/ REBECCA B. SANDBERG
Rebecca B. Sandberg
General Counsel and Secretary

Date: July 3, 2019